FORM 8-K
                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (date of earliest event reported):
                              November 26,1997


                          Guaranteed Trade Trusts
                       (Issuers of the Certificates)

                        Citicorp North America, Inc.
                                (Depositor)
    (Exact name of registrant as specified in its governing instrument)

Delaware                        6712                      13-2938684
(State of incorporation) (Primary Standard Industrial   (I.R.S. Employer
                          Classification Code Number)   Identification Number)

CITICORP NORTH AMERICA, INC.                MARK A. RHODES,  ESQ.
399 PARK AVENUE                             VICE PRESIDENT & COUNSEL
NEW YORK, NEW YORK  10043                   CITIBANK, N.A.
(212) 559 1000                              399 PARK AVENUE
(Principal executive offices)               NEW YORK, NEW YORK  10043
                                            (212) 559 1944
                                            (Name and address of agent for
                                            service)


COPIES TO:

F. EUGENE HIIGEL
SKADDEN ARPS SLATE MEAGHER & FLOM LLP
919 THIRD AVENUE
NEW YORK, NEW YORK  10022
(212) 735 2618


Item 1. Changes in Control of Registrant

Not applicable


Item 2. Acquisition or Disposition of Assets

               The Registrant registered issuance of $152,182,846 principal amount of Guaranteed Trade Certificates pursuant to the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-28935) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, $147,882,628.00 in aggregate principal amount of 6.104% Guaranteed Trade Certificates (the "Certificates") were issued on November 26, 1997. This Current Report on Form 8-K is being filed in order to file a copy of the following agreements executed in connection with the issuance of the Certificates:

         (i) Declaration of Trust (a form of which was filed as Exhibit 4.1 to the Registration Statement),

         (ii) Supplement to the Declaration of Trust (a form of which was filed as Exhibit 4.1 to the Registration Statement),

         (iii) Liquidity Reimbursement Agreement (a form of which was filed as Exhibit 10.4 to the Registration Statement), and

         (iv) Underwriting Agreement (a form of which was filed as Exhibit
         1.1 to the Registration Statement).

Each of these agreements is defined below.

               The Certificates were issued pursuant to a Declaration of Trust attached hereto as Exhibit 1 and a Supplement to the Declaration of Trust attached hereto as Exhibit 2, among Citibank, N.A., as trustee and Citicorp North America, Inc., as Depositor and both were dated as of November 26, 1997, (together, the "Trust Agreement"). A liquidity facility was provided to Guaranteed Trade Trust 1997-A (the "Trust") under the Liquidity Reimbursement Agreement attached hereto as Exhibit 3, dated as of November 26, 1997 among Citibank, N.A. acting through its Nassau branch, as liquidity provider, and Citibank, N.A., as trustee. The Underwriting Agreement dated as of November 21, 1997 among Citicorp North America, Inc., as Depositor, Empresa Colombiana de Petroleos, as borrower and Citicorp Securities, Inc., as underwriter, and related to the Certificates is attached hereto as Exhibit 4.

Description of the Certificates and the Note
The Certificates evidence, in the aggregate, a 100% undivided ownership interest in a Trust Fund, consisting primarily of a promissory note (less certain retained amounts) of Empresa Colombiana de Petroleos, the Liquidity Facility (defined in the Liquidity Reimbursement Agreement above) and the Eximbank Guarantee (as provided under the Guarantee Agreement, a form of which was filed as Exhibit 10.2 to the Registration Statement) or, following the occurrence of an Eximbank Payment Event, an Eximbank Payment Certificate (as such terms are defined in the Guarantee Agreement). Interest on the Certificates is to accrue from November 26, 1997. The Trust Agreement provides that principal and interest on the promissory note are to be distributed to the Certificateholders on each January 15 and July 15, commencing January 15, 1998. The final maturity of the promissory note, and therefore the final distribution on the Certificates, is to be July 15, 2003.

               As of the Closing Date, the Certificates possessed the characteristics set forth in the Prospectus, filed November 6, 1997 and in the Prospectus Supplement filed November 21, 1997.


Item 3. Bankruptcy or Receivership

Not applicable


Item 4. Changes in Registrant's Certifying Accountant

Not applicable


Item 5. Other Events

Not applicable


Item 6. Resignation of Registrant's Directors

Not applicable


Item 7. Financial Statements and Exhibits

(a) Not applicable
(b) Not applicable
(c) Exhibits

1 Underwriting Agreement dated as of November 21, 1997 among Citicorp North America, Inc., as Depositor, Empresa Colombiana de Petroleos, as borrower and Citicorp Securities, Inc., as underwriter.

99.1 Declaration of Trust among Citibank, N.A., as trustee and Citicorp North America, Inc. as Depositor, dated as of November 26, 1997.

99.2 Supplement to the Declaration of Trust among Citibank, N.A., as trustee and Citicorp North America, Inc. as Depositor, dated as of November 26, 1997.
99.3 Liquidity Reimbursement Agreement, dated as of November 26, 1997 among Citibank, N.A. acting through its Nassau branch, as liquidity provider, and Citibank, N.A. as trustee.


Item 8. Change in Fiscal Year

Not applicable


Item 9. Sales of Equity Securities Pursuant to Regulation S.

Not applicable

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GUARANTEED TRADE TRUSTS
                                       By: Citicorp North America, Inc.
                                       (Depositor)


                                           /s/ AeKyong Chung
                                       -------------------------------
Date:  December 11, 1997               Name: AeKyong Chung
                                       Title: Vice President



                               EXHIBIT INDEX

Exhibit No.                  Description

      1            Underwriting Agreement
    99.1           Declaration of Trust
    99.2           Supplement to Declaration of Trust
    99.3           Liquidity Reimbursement Agreement